CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 13, 2011
Date of Report
(Date of Earliest Event Reported)

SPECIALTY CONTRACTORS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166057	27-1897718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087
(Address of principal executive offices (zip code))

(469) 766-7629
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

    Our Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission became effective on February 10, 2011. Under the S-1, we offered for sale a minimum of 90,000 shares at $0.75 per share or $67,500 and a maximum of 750,000 shares at $0.75 or $562,500. On April 13, 2011, we had raised $97,176.00 which we then deposited in our account in accordance with the terms of our Registration Statement. All additional funds we raise will be deposited directly into our bank account.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Form S-1 and Amendments filed with the U.S. Securities & Exchange Commission, and available on their website, are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIALTY CONTRACTORS, INC.

By:   /s/  Charles Bartlett

Charles Bartlett
Chief Executive Officer

Dated:  April 13, 2011